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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): July 7, 2003


                                   NEXEN INC.
             (Exact name of registrant as specified in its charter)


           CANADA                        1-6702                   98-6000202
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


                              801 - 7TH AVENUE S.W.
                        CALGARY, ALBERTA, CANADA T2P 3P7
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (403) 699-4000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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         ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  On July 7, 2003, Nexen Inc. (the "Registrant") announced preliminary resource estimates of significant hydrocarbon accumulations for the Usan Field on Block 222, Nigeria. A copy of the press release issued by the Registrant is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.


         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  The following Exhibit is filed as part of this Report:

(1)      Exhibit 99.1

         (99.1) Press release of the Registrant, dated July 7, 2003, announcing preliminary resource estimates for Usan Field on Block 222, Nigeria.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: July 8, 2003

                                       NEXEN INC.


                                       By:  /s/ Sylvia L. Groves
                                            --------------------------
                                       Name:  Sylvia L. Groves
                                       Title: Assistant Secretary




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                                  EXHIBIT Index


EXHIBIT            DESCRIPTION
-------            -----------

99.1               Press release of Nexen Inc., dated July 7, 2003.